UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Information Statement
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DOUBLE EAGLE HOLDINGS, LTD.

(Name of Registrant as Specified in its Charter)

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DOUBLE EAGLE HOLDINGS, LTD.
20900 NE 30th Avenue, Eighth Floor
Aventura, Florida  33180

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

The purpose of this letter is to inform you that the board of directors of DOUBLE EAGLE HOLDINGS, LTD., a Nevada corporation ("we," "us" or the "Company"), and the holders of a majority of the Company’s outstanding shares of issued and outstanding common stock, par value $0.001 (the “Majority Shareholders”), pursuant to a written consent in lieu of a meeting in accordance with the Nevada General Corporation Law (“NGCL”), approved, authorized and adopted the following:

•	Amendments to the Company’s Articles of Incorporation to:

•	change the name of the Company from “Double Eagle Holdings, Ltd.” to “Fuse Science, Inc.;”

•	increase the number of shares of common stock which the Company is authorized to issue to 400,000,000 shares from 100,000,000 shares

•	increase the number of shares of preferred stock which the Company is authorized to issue to 10,000,000 shares from 12,500 shares;

•	increase the number of directors to a minimum of three (3) and a maximum of fifteen (15);

•	create a classified board of directors;

•	require advance notice and disclosure procedures for shareholders seeking to nominate the Company’s directors;

•	require advance notice and disclosure procedures for shareholders seeking to bring forth proposals for consideration at shareholder meetings;

•	establish the percentage of shares required to be held for shareholders to call a special meeting of shareholders;

•	eliminate the ability to take shareholder action by written consent in lieu of a shareholder meeting;

•	add a provision to limit the liability of officers and directors to the Company;

•	add a provision to allow the board of directors to adopt, repeal or amend the Company’s ByLaws; and

ii

•	require the affirmative rule of 66-2/3% of the outstanding shares of the Company’s common stock to effect certain future amendments to the Company’s Articles of Incorporation.

•	Amended and Restated By Laws.

•	The Company’s 2011 Stock Incentive Plan.

The amendments to our Articles of Incorporation will be set forth in Amended and Restated Articles of Incorporation in the form annexed as Exhibit A to this Information Statement.  The forms of our Amended and Restated ByLaws and 2011 Stock Incentive Plan are annexed hereto as Exhibit B and Exhibit C, respectively, to this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Shareholders pursuant to the NGCL.  Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our shareholders, at which time we will file the Amended and Restated Articles of Incorporation with the Nevada Secretary of State and the Amended and Restated ByLaws and 2011 Stock Incentive Plan will be deemed approved, authorized and adopted by our shareholders.

I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders.  It describes the corporate actions taken in detail.

Sincerely,

/s/ Brian Tuffin
Brian Tuffin, Chief Executive Officer

Dated: December 6, 2011

iii

This Information Statement is dated December 6, 2011 and is first being mailed to shareholders of record of DOUBLE EAGLE HOLDINGS, LTD. on November 16, 2011.

DOUBLE EAGLE HOLDINGS, LTD.
20900 NE 30th Avenue
Eighth Floor
Aventura, Florida  33180

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR ACTION OF THE COMPANY'S SHAREHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to shareholders of DOUBLE EAGLE HOLDINGS, LTD. ("we", "us" or the "Company") in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and the Nevada General Corporation Law (“NGCL”). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters' rights under the NGCL are afforded to our shareholders as a result of the corporate action described in this Information Statement. The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on November 16, 2011 (the "Record Date").

OUTSTANDING COMMON STOCK

As of the Record Date, we had issued and outstanding 92,962,039 shares of common stock, par value $0.001 per share, such shares constituting all of the Company's issued and outstanding common stock.

The NGCL permits the holders of a majority of the shares of the our outstanding common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the shareholders of the Company. On October 26, 2011, our board of directors consented in writing without a meeting to the matters described herein and recommended that the matters described herein be presented to the shareholders for approval. On October 26, 2011, the holders of an aggregate of 47,376,417 shares of common stock, representing approximately 51% of the total shares of common stock entitled to vote on the matters set forth herein (the “Majority Shareholders”), consented in writing without a meeting to the matters described herein.

CORPORATE ACTIONS

The corporate actions described in this Information Statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Our board of directors and the Majority Shareholders have pursuant to a written consent in lieu of a meeting, approved, authorized and adopted the following:

•           Amendments to the Company’s Articles of Incorporation to:

•	change the name of the Company from “Double Eagle Holdings, Ltd.” to “Fuse Science, Inc.;”

•	increase the number of shares of common stock which the Company is authorized to issue to 400,000,000 shares from 100,000,000 shares

•	increase the number of shares of preferred stock which the Company is authorized to issue to 10,000,000 shares from 12,500 shares;

•	increase the number of directors to a minimum of three (3) and a maximum of fifteen (15);

•	create a classified board of directors;

•	require advance notice and disclosure procedures for shareholders seeking to nominate the Company’s directors;

•	require advance notice and disclosure procedures for shareholders seeking to bring forth proposals for consideration at shareholder meetings;

•	establish the percentage of shares required to be held for shareholders to call a special meeting of shareholders;

•	eliminate the ability to take shareholder action by written consent in lieu of a shareholder meeting;

•	add a provision to limit the liability of officers and directors to the Company;

•	add a provision to allow the board of directors to adopt, repeal or amend the Company’s ByLaws; and

•	require the affirmative rule of 66-2/3% of the outstanding shares of the Company’s common stock to effect certain future amendments to the company’s Articles of Incorporation.

•	Amended and Restated By Laws.

•	The Company’s 2011 Stock Incentive Plan.

We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of the Record Date, by:

•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock;

•	each of the Company's executive officers as of the Record Date;

•	each of Company's directors; and

•	all of the Company's executive officers as of the Record Date and directors as a group.

Beneficial ownership is determined in accordance with Securities and Exchange Commission “SEC”) rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is Double Eagle Holdings, Ltd., 20900 NE 30th Avenue, Eighth Floor, Aventura, Florida 33180.  Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or convertible securities held by such persons that are exercisable within 60 days of the Record Date, but excludes shares of common stock underlying options or other convertible securities held by any other person.  The number of shares of common stock outstanding as of the Record Date, was 92,962,039.  Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Executive Officers and Directors:

Brian Tuffin	6,007,000	6.5%

Aitan Zacharin	6,400,000	6.9%

Richard S. Hutchings, Ph.D.	-0-	-0-

David J. Berkoff, M.D.	-0-	-0-

All executive officers and directors as a group (five persons)	18,739,000	20.2%

Other 5% or Greater Shareholders:

Leonard Adler (1) 16851 SW 64th Street Southwest Ranches, Florida 33331	6,482,051	6.9%

(1)
Leonard Adler is the father of Adam Adler, our Chief Business Development Officer and former Chief Executive Officer.  Neither Leonard Adler nor Adam Adler has any beneficial ownership interest in the shares held by each other.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties.  Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry.  Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements.  The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future.  The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors.  Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION

Amendment To The Company’s
Articles Of Incorporation To Change The Name Of The
Company From “Double Eagle Holdings, Ltd.” To “Fuse Science, Inc.”

The Company was incorporated under the name “Future Tech, Inc.” on September 21, 1988.  The Company amended its Articles of Incorporation to change its name to “Aqua Australis, Inc.;” then to “Network Systems International, Inc.” on April 22, 1996; to “Onspan Networking, Inc.” on February 29, 2001 and to “Double Eagle Holdings, Ltd.” on December 14, 2006.

In April 2011, we acquired a newly formed entity, Fuse Science, Inc. into which certain assets related to the sublingual delivery system which we plan to commercialize under the “Fuse” brand.  We believe that changing our corporate name to coincide with that of our brand will benefit the Company and its shareholders as it commercializes and markets its planned products and technologies under the “Fuse” brand by increasing brand recognition and enabling it to more effectively raise capital in the capital markets.

Amendment to the Company’s Articles of Incorporation
to Increase Authorized Common Stock

This Amendment to our Articles of Incorporation increases the number of shares of common stock which the Company is authorized to issue from 100,000,000 to 400,000,000 shares.

As of the Record Date, we have 92,962,039 shares of common stock issued and outstanding and 83,499,406 shares reserved for issuance upon the conversion of convertible notes, contractual commitments to consultants, the exercise of warrants and stock options, including 24,853,344 shares reserved for issuance upon the exercise of warrants and stock options granted to professional athletes and other personalities who have agreed to endorse our planned products.  Accordingly, without the increase in authorized common stock, we would have insufficient shares to fulfill the foregoing obligations.  Moreover, the additional authorized but unissued shares of common stock available for future issuance pursuant to this amendment will enable us to meet business demands as and when they arise.  We intend to reserve 20,000,000 shares for issuance under our 2011 Stock Incentive Plan and 60,000,000 shares for issuance under our 2011 Endorser Stock Plan, which is intended to cover issuances of options and shares under future endorsement agreements.

Our board of directors also believe that the ability to issue these additional shares will provide with the flexibility to utilize shares for (a) potential acquisition and joint venture, distribution and licensing opportunities and (b) potential future equity or convertible debt financings in order to maintain capital adequate to support growth and for other corporate purposes, which may be identified by our Board of Directors.  Except as set forth above, we do not have any definitive plans, proposals, commitments or agreements to take any of the other actions described above.  The Company’s Board also believes that the additional shares will provide us with the flexibility to issue common stock as total or partial consideration in connection with future synergistic acquisitions of companies, although, we do not have any definitive plans, proposals, commitments or agreements to make any such acquisitions at the present time.

The authorized shares of common stock will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which our common stock may be listed or traded in the future.  Upon issuance, such shares will have the same rights as the shares of the Company’s common stock presently outstanding.  Holders of our common stock have no preemptive rights and do not have cumulative voting rights.

The issuance of additional shares of the Company’s common stock could have a dilutive effect on earnings per share and for persons who do not purchase additional shares to maintain the prorate interest in the Company.  Such issuance would dilute the stock ownership of the acquiring entity.  The Company’s common stock could also be issued on existing shareholders as a dividend or privately placed with purchasers who might side without board of directors in imposing a takeover bid, thus, discouraging such a bid.

Amendment to the Company’s
Articles of Incorporation to Increase Authorized Preferred Stock

Currently, we only have 12,500 shares of preferred stock authorized and there are no shares of our preferred stock outstanding.  This amendment will provide additional authorization but unissued shares of preferred stock for future issuance to meet business demands as and when they may arise.  Our board of directors believes that the ability to issue these additional shares will provide us with the flexibility to issue preferred stock in potential future equity or convertible debt financing, and for other corporate purposes, such as an acquisition, which may be identified by our Board of Directors.  The Company believes that being able to use preferred stock will give it greater financial flexibility and enable it in certain circumstances, to avoid diluting the earnings per share and voting power of holders of our common stock.  The Company does not have any definitive plans, proposals, commitments or agreements to take any of the actions described above.

The authorized shares of preferred stock will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable, without further action by our holders of our common stock, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the preferred stock may be listed or traded in the future.  The board has authority to issue the authorized preferred stock in one or more series, each of which will have the designation and number of shares as the board may fix prior to the issuance of any shares of such series.  Each series may have the preferences in relative, participating, optional or other special rights, with the qualifications, limitations or restrictions, as are stated in the resolutions providing for the issue of the series as may be adopted from time to time by our board prior to the issuance of any shares of such series.

The holders of our common stock do not have any preemptive or similar rights to purchase any shares of preferred stock.  Although the increase in the authorized number of shares of preferred stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of the Company’s common stock, the issuance of shares of one or more series of preferred stock could, depending on the nature of the rights, and preferences granted to a newly issued series of preferred stock, affect the holders of shares of our common stock in a number of respects, including the following:

•	diluting the voting power of the holders of our common stock, to the extent that a new series of preferred stock has voting rights;

•	reducing the amount otherwise available for payment of dividends on our common stock, to the extent dividends are payable on shares of a new series of preferred stock;

•	restricting the payment of dividends on our common stock;

•
decreasing the market price of our common stock, to the extent that a new series of preferred stock provides for the conversion of such preferred stock into the Company’s common stock at prices that could be below the fair market value of our common stock (either initially or following implementation of anti-dilution or other adjustment provisions); and

•	reducing the amount otherwise available for payment upon liquidation of the Company to holders of our common stock, to the extent of any liquidation preference on a new series of preferred stock.

Although the Company has no present intention to issue shares of our preferred stock to make acquisitions of control of the Company more difficult and is unaware of any pending proposals or initiatives of third parties to acquire the Company, substantial future issuances of our preferred stock could have that effect.  For example, the acquisition of shares of our common stock by an entity seeking to acquire control of the Company might be discouraged through the public or private issuance of shares of our preferred stock, because such issuance could be used to dilute the ownership interest of the acquiring entity.  The Company’s preferred stock could also be issued to existing shareholders as a dividend or as part of a shareholder rights plan or “poison pill,” which could have the effect of discouraging possible takeover bids for the Company.

Amendment to the Company’s Articles of Incorporation
To Increase the Number of Members of the Board of
Directors to a Maximum of 15

Currently, our Articles of Incorporation provides that changes in our number of directors require an amendment to our ByLaws.  Our ByLaws currently grant shareholders the sole right to designate the number of directors at annual meeting of shareholders.  The board believes that this is a cumbersome procedure and limits the ability of the board to add qualified independent directors between annual meetings of shareholders. In addition, the maximum number of members of the board pursuant to our existing Articles of Incorporation is ten.

The amendments to our Articles allow the number of director to be set by the board with a minimum of three and a maximum of 15. We believe that these changes provide the Company with greater flexibility to attract independent directors and ultimately establish audit, compensation and corporate governance committees comprised of independent directors.

Amendment To The Company's Articles Of Incorporation
To Create A Classified Board Of Directors

This amendment (the “Classified Agreement”) divides the Company's board of directors into three approximately equal classes with staggered terms. The purpose of the Classified Amendment is to promote continuity and stability in the Company's management and policies and thereby enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of shareholders. The board of directors has observed the use of certain coercive takeover tactics in other publicly help companies, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers. The board of directors believes that the use of these tactics can place undue pressure on a corporation's board of directors and shareholders to act hastily and on incomplete information, and, therefore, can be highly disruptive to a corporation as well as result in unfair differences in treatment of shareholders who act immediately in response to an announcement of takeover and those who choose to act later, if at all. The proposed Classified Amendment is not, however, in response to any efforts of which the Company is aware to accumulate the Company's common stock or any other takeover overtures. Rather, the board of directors wishes to protect shareholder investments in the Company by ensuring that unsolicited bidders will not be in a position to place undue pressure on the ability of the board of directors to negotiate with any potential acquirer from the strongest practical position, which is in the interest of all shareholders.

To implement the classified board of directors, the Classified Amendment would permit Class I, Class II and Class III directors initially to be elected at the Company’s next annual meeting of shareholders for terms of one year, two years and three years, respectively. If the Classified Amendment is adopted, Class I directors elected at the next annual meeting will hold office for one year; Class II directors will hold office for two years; and Class III directors will hold office for three years; and, in each case, until their successors are duly elected and qualified or until their earlier death, resignation or removal. At each annual meeting of shareholders, directors elected to succeed those in the class whose terms then expire will be elected for three-year terms so that the terms of one class of directors will expire each year. Thus, the shareholders will elect only approximately one-third of the directors at each annual meeting. In addition, the board of directors may fill any vacancies which occur for the remainder of the term of the director who ceases to be a director. The amendment is consistent with the provisions of the NGCL.

The board of directors believes that dividing the directors into three classes is advantageous to the Company and its shareholders because providing that directors will serve three-year terms rather than one-year terms increases the likelihood of continuity and stability in the policies formulated by the board of directors and enhances the Company's ability to carry out its long-range plans and goals for its benefit and the benefit of the shareholders.

The Classified Amendment would significantly extend the time required to make any change in control of the board of directors and will tend to discourage any hostile takeover bid for the Company. Presently, a change in control of the board of directors can be made by the holders of a majority of the outstanding voting stock of the Company at a single annual meeting. Under the proposed Classified Amendment, it will take at least two annual meetings for such shareholders to make a change in control of the board, except in the event of vacancies resulting from resignation, removal for cause or other reasons, since only a minority of the directors will be elected at each meeting. Staggered terms would also guarantee that approximately two-thirds of the directors at any one time would have at least one year's experience as directors of the Company.

The Classified Amendment makes it more difficult for shareholders to change the composition of the board of directors even if shareholders believe such a change would be desirable.  Because of the additional time required to change control of the board of directors, the Classified Amendment will also tend to perpetuate incumbent management. The Classified Amendment will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the board of directors, even if the bidder were to acquire a majority of the Company's outstanding stock; accordingly, it will tend to discourage certain mergers, proxy rights and certain tender offers, perhaps including some offers that shareholders might deem to be in their best interest. As a result, shareholders may be deprived of opportunities to sell some or all of their shares in a tender offer. Tender offers for control usually involve a purchase price higher than the current market price and may involve a bidding contest between competing takeover bidders. The Classified Amendment could also discourage open market purchases by a potential takeover bidder. Such purchases could temporarily increase the market value of the Company's common stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. Finally, the Classified Amendment could decrease the market price of the Company's common stock by making the stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

Amendment of the Company’s Articles of Incorporation to Require
Advance Notice and Disclosure Procedures for Nomination of Directors

This Amendment will prohibit shareholders from nominating directors without first complying with certain advance notice and disclosure requirements set forth in the Articles of Incorporation, except as may be provided in a designation of the preferences, limitations and relative rights of a series of our preferred stock.  Our existing Articles of Incorporation does not contain this provision.

This Amendment establishes an advance notice procedure for nominations by shareholders of candidates for election as directors at an annual meeting or a special meeting of shareholders at which directors are to be elected. Subject to any other applicable requirements, including, without limitation, Rule 14a-8 under the Exchange Act, and except as may be provided in a designation of the preferences, limitations and relative rights of a series of our preferred stock, only persons who are nominated by, or at the direction of, the Company’s board of directors, or who are nominated by a shareholder who has given timely written notice, in proper form, to the Company’s secretary prior to a meeting at which directors are to be elected will be eligible for election as directors of the Company.

To be timely, notice of nominations by shareholders of candidates for election as directors would have to be received by the Company’s secretary (a) with respect to an annual meeting, not less than 60 nor more than 90 days in advance of such meeting, (b) with respect to meetings of shareholders for which less than 70 days notice of the date of the meeting is given, no later than the close of business on the 10th day following the earlier of the date on which notice of the meeting was first mailed to shareholders, or the day public disclosure of the meeting was made, and (c) with respect to a special meeting at which directors are to be elected, not less than 60 days prior to the date we begin to print and mail its proxy materials. The notice of any nomination for election as a director would have to set forth:

•	the name, date of birth, business and residence address of the person or persons to be nominated;

•	the principal occupation or employment during the past five years of such person or persons;

•	the number of shares of our stock that are beneficially owned by such person or persons;

•
whether such person or persons are or have been during the past five years directors, officers or beneficial owners of 5% or more of any class of capital stock, partnership interests or other equity interest of any person and, if so, a description of that position or ownership;

•
any directorships or similar positions, and/or beneficial ownership of 5% or more of any class of capital stock, partnership interests or other equity interest held by such person or persons in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended;

•
whether, in the last five years, such person or persons are or have been convicted in a criminal proceeding or have been subject to a judgment, order, finding or decree of any federal, state or other government, regulatory or self-regulatory entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy;

•	the consent of each such person to serve as a director, if elected; and

•
any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act.

The person submitting the notice of nomination, and any person acting in concert with such person, would have to provide their names and business addresses, the names and addresses under which they appear on the Company’s books and records (if they so appear), and the class and number of shares of our capital stock that are beneficially owned by them.

Our board of directors believes that this amendment to the Company’s Articles of Incorporation provides for the more orderly conduct of shareholder meetings at which directors are to be elected.

An important effect of this provision may be to make it more difficult for shareholders to nominate directors for election to our board of directors. As a result, the amendment may delay or preclude an unsolicited third party from removing and/or replacing directors in an effort to gain control of the Company.  This potential delay may deter a future takeover attempt, even if a substantial number of such shareholders favored such takeover attempt.

Amendment to the Company’s Articles of Incorporation to Require
Advance Notice and Disclosure Procedures for Shareholder Proposals

This Amendment to our Articles of Incorporation prohibits shareholders from proposing business at an annual or special meeting of shareholders, without first complying with certain advance notice and disclosure requirements set forth in the Articles of Incorporation.   Our existing Articles of Incorporation does not contain this provision.

This Amendment is an advance notice procedure for shareholders to propose business at an annual or a special meeting of shareholders.  Subject to any other applicable requirements, including, without limitation, Rule 14a-8 under the Exchange Act, matters brought by a shareholder who has given timely written notice, in proper form, to the Company’s secretary prior to a meeting, will be considered.

To be timely, notice by shareholders of proposed matters would have to be received by the Company’s secretary (a) with respect to an annual meeting, not less than 60 nor more than 90 days in advance of such meeting and (b) with respect to meetings of shareholders for which less than 70 days notice of the date of the meeting is given, no later than the close of business on the 10th day following the earlier of the date on which notice of the meeting was first mailed to shareholders, or the day public disclosure of the meeting was made.  The notice of matters to be considered would have to set forth:

•	a brief description of each matter of business to be brought;

•	the name, date of birth, business and residence address of the proposing shareholder or shareholders;

•	the number of shares of our stock that are beneficially owned by such person or persons; and

•	any material interest of the proposing shareholder or shareholders in such matters.

Our board of directors believes that this proposed amendment to the Company’s Articles of Incorporation provides for the more orderly conduct of shareholder meetings.  An important effect of this provision may be to make it more difficult for shareholders to bring matters for consideration by shareholders.

Amendment To The Company’s Articles Of Incorporation
To Establish The Percentage Of Shares Required To Be Held
For Shareholders To Call A Special Meeting Of Shareholders

Currently there is no provision in our Articles of Incorporation governing the calling of a special meeting of shareholders.  Our current ByLaws provide that a special meeting of shareholders may be called by the President, by resolution of the board of directors or by one or more shareholders holding not less than one-third (1/3) of our issued and outstanding voting stock.

This amendment adds a provision to our Articles of Incorporation providing that a special meeting of shareholders may be called by the Company’s Chairman of the Board, CEO or President, by resolution of the board of directors or by one or more shareholders holding not less than fifty percent (50%) of our issued and outstanding voting stock.

This Amendment will make it more difficult for shareholders to call a special meeting of shareholders because it increases the percentages of voting stock needed to do so.  However, our board believes that it is in the best interests of the Company, as it will facilitate orderly corporate governance.

Amendment to the Company’s Articles of Incorporation
To Eliminate Shareholder Action By Written Consent

This Amendment prohibits our shareholders from acting by written consent in lieu of a meeting of shareholders, except as may be provided in a designation of the preferences, limitations and relative rights of a series of our preferred stock, or unless all of our shares of common stock are held of record by a single shareholder.

The NGCL and our ByLaws currently permit our shareholders to act on any matter that may be taken by shareholders at any annual or special meeting of shareholders without a meeting, provided such action is consented to in writing by shareholders having not less than the number of votes necessary to take such action at the meeting.

This amendment provides that any action required or permitted to be taken by our shareholders must be effected at a duly called and held annual or special meeting of shareholders and may not be effected by any consent in writing by the Company’s shareholders, unless all of the Company’s common stock is held of record by one shareholder and except as may be specified in the designation of the preferences, limitations and relative rights of any series of our preferred stock.

Our board believes that it is important to ensure that all of the Company’s public shareholders have an opportunity to participate in determining any proposed shareholder action. Our Company’s board believes that eliminating the ability of the Company’s shareholders to take action by written consent would provide all of the Company’s shareholders, including shareholders who are opposed to a specific action, an opportunity to review in advance any proposed action, to express their views to other shareholders at a duly called and convened meeting, and to vote on such action.

Presently, under the NGCL and our ByLaws, any action that may be taken by shareholders at any annual or special meeting of shareholders may be taken without prior notice and without a vote if a consent in writing, setting forth the action so taken, is signed by shareholders having not less than the number of votes necessary to take such action at an annual or special meeting of shareholders.  Nevada law provides that notice of the action taken must be given within 10 days of the date such shareholder authorization is obtained. The NGCL provides that no written consent will be deemed effective unless within 60 days of the date of the earliest dated consent, written consents signed by the number of shareholders required to take action are delivered to the Company.

Although our board views this provision as beneficial to all of the Company’s shareholders, one effect of this provision may be to preclude an unsolicited acquirer who has acquired a majority of the outstanding shares of our common stock from proposing a merger, business combination, or other similar transaction or proposing the removal of directors, without the formal process of holding a meeting of the Company’s shareholders. Because of the delay that may be involved in undertaking fundamental corporate changes requiring shareholder action, this provision may deter a future takeover attempt, or business combination, even if a substantial number of our shareholders favored such takeover attempt or other action. The provision could also result in incumbent directors retaining their positions until the next annual meeting at which their terms expire, even though holders of a majority of the Company’s common stock desire a change and could otherwise seek to remove directors through the consent procedure.

Amendment to the Company’s Articles of Incorporation
To Limit the Liability of Directors and Officers to the Company

This provision provides that a director or officer of the Company is not liable to the Company or its shareholders for damages arising from a breach of fiduciary duty except where such damages arise from intentional misconduct, fraud or a knowing violation of law, or the payment of unlawful dividends.  There are no comparable provisions in our existing Articles of Incorporation.

Although this provision may limit the ability of the Company to recover damages from a director or officer for negligent conduct, the board believes that it is in the best interests of the Company as it will facilitate the recruitment of qualified independent directors and officers.

Amendment to the Company’s Articles of Incorporation
to Add a Provision to Allow the Board of Directors to
Adopt, Repeal or Amend the Company’s ByLaws

This provision provides that the Company’s ByLaws may be adopted, repealed or amended by either our board of directors or shareholders, by majority vote, except as provided in the ByLaws.  See “Adoption of Amended and Restated ByLaws.”

Currently, there is no comparable provision in our Articles of Incorporation and our ByLaws currently restrict the ability of our board to adopt, amend and repeal the ByLaws in certain instances, such as those provisions relating to the number and election of directors.

The Board believes that this provision will provide for more efficient corporate governance, particularly in a publicly-held company.

Amendment to the Company’s Articles of Incorporation to Provide For
66 2/3% Voting Requirements to Effect Certain Future Article Amendments

This Amendment will require any future amendments to the following provisions to be approved by the affirmative vote of not less than 66-2/3% of our outstanding common stock:

•	the requirement of advance notice and disclosure procedures for shareholders seeking to nominate directors for election to our board of directors;

•	the requirement of advance notice and disclosure procedures for shareholders to bring matters before a meeting of our shareholders;

•	the requirement of the written request of the holders of more than 50% of the votes entitled to be cast on a proposal to call a special meeting;

•	the classification of our board of directors into three classes with staggered three-year terms;

•	the elimination of the ability to take shareholder action by written consent in lieu of a shareholder meeting; and

•	the ability of the board of directors, as well as shareholders, to adopt, repeal or amend our ByLaws.

The purpose of this amendment is to ensure that these provisions cannot be amended by a vote of a simple majority of our outstanding voting shares. Setting a higher threshold for amendment of these articles will ensure continuity of these provisions and not subject the company to the instability of having its corporate governance regularly altered by amendments to its articles of incorporation.

Presently, our Articles of Incorporation do not contain a provision governing the Note or amendments to the Articles of Incorporation. Since no such provision is contained in our Articles of Incorporation, amendments to our Articles of Incorporation must be made in the manner provided by the applicable provisions of the NGCL.  To approve an amendment to the articles of incorporation of a Nevada corporation, the NGCL requires that, unless the articles of incorporation provide for a greater vote, the votes cast in favor of such an amendment must exceed the votes cast against such amendment at a meeting at which a quorum is present. However, a majority of the outstanding votes entitled to be cast on the amendment is required to approve an amendment to the articles of incorporation that would entitle the shareholders of the corporation to dissenters’ rights under Nevada law. Furthermore, with respect to an amendment to the articles of incorporation that adds, changes or deletes a greater or lesser voting requirement, such amendment must be adopted by the same vote required to take action under the amended voting requirement.

The following descriptions of the amendments to the Company’s Articles of Incorporation are qualified in their entirety by reference to our Amended and Restated Articles of Incorporation in the form attached as Exhibit A to this Information Statement.

ADOPTION OF AMENDED AND RESTATED BYLAWS

The Company’s current ByLaws are standard private company ByLaws.  For example, the current ByLaws place restrictions on the board of directors to amend, repeal and adopt the ByLaws in certain instances, such as those provisions relating to the number and election of directors, which provisions are not typically contained in ByLaws of publicly-held companies.  In addition, to being more suited for a publicly-held company, the Company’s Amended and Restated ByLaws contain provisions which conform to the amendments to our Articles of Incorporation described above, including, without limitation, provisions relating to a classified board of directors, advance notice requirements for shareholders nominations of directors and proposing business before a shareholder meeting, the prohibition on shareholders taking action by written consent in lieu of a meeting and the requirement of a vote by holders of two-thirds of our outstanding voting stock in order to amend such provisions.

The foregoing description of the Amended and Restated ByLaws is qualified in its entirety by reference to our Amended and Restated Articles of Incorporation in the form attached as Exhibit B to this Information Statement.

ADDITION OF 2011 STOCK INCENTIVE PLAN

Purpose

The following is a summary of certain principal features of our 2011 Stock Incentive Plan (the “Plan”).  This summary is qualified in its entirety by reference to the complete text of the plan, which is annexed as Exhibit C to this Information Statement.

The purpose of this Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.  In furtherance of this purpose, the Plan authorizes awards under the Plan in any one or a combination of (a) Stock Options, (b) Restricted Stock Awards, and (c) Restricted Stock Units (collectively “Awards”) to persons selected by the administrators of the Plan from the class of all regular employees of the Company, including officers who are regular employees, noon-employee directors, member of our board of advisors and third party consultants.

Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) in order for the Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act System.

Shares Subject to the Plan

The total amount of shares available for Awards under the Plan is 20,000,000 shares.  As of the Record Date, no options or grants have been awarded under the Plan.  The Company will continue to issue additional Awards from time to time as determined in accordance with the Plan.

Administration of the Plan

The Plan provides that it shall be administered by the Board or by the Compensation Committee (the “Committee”) which shall be composed of two or more directors all of whom shall be “outside directors” (as defined in the Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the Code (although Rule 16b-3 also may be complied with if the option grants are approved by the Board).  No Committee has been elected and no Compensation Committee charter has been adopted.

The Committee or the Board in its sole discretion determines the persons to receive Awards, the number of shares subject thereto and the exercise price and other terms thereof.  In addition, the Committee or the Board has full power and authority to construe and interpret the plan, and the acts of the Committee or the Board are final, conclusive and binding on all interested parties, including the Company, its shareholders, its officers and employees, recipients of grant s under the Plan, and all persons or entities claiming by or through such persons.

The shares acquired through Awards under the Plan will be authorized and issued shares of common stock.  Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan.  If any Award granted under the Plan should expire or terminate for any reason other than having been exercised in full, the shares not purchased subject to that Award, will again be available for purposes of the Plan.

Certain Terms and Conditions

All Awards granted under the Plan must be evidenced by a written agreement between the Company and the grantee.  The agreement will contain such terms and conditions as the Committee or the Board shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Awards granted.

For any Option granted under the Plan, the exercise price per share of common stock may be any price determined by the Committee or the Board, however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.  For purposes of the Plan, the “Fair Market Value” on any date of reference is deemed to be the closing price for common stock on the business day immediately preceding such date, unless the committee or the Board in its sole discretion determines otherwise in a fair and uniform manner.

The option exercise price may be paid in cash or upon approval from the Committee or the Board in its sole discretion, broker-assisted cashless exercise, net-share exercise, delivery of shares of common stock of the Company then owned by the participant, or by promissory note.  Notwithstanding any contrary provision, the Committee or the Board may require that payment by any method other than cash may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee or the Board.

No Incentive Stock Option or other non-option Award, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution.  During the lifetime of an individual grantee, an Award is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee.  The expiration date of an Award under the Plan will be determined by the Committee or the Board at the time of grant, but in no event may such an Award be exercisable after ten years form the date of the grant.  An Award may be exercised at any time or from time to time or only after a period of time in installments, as the Committee or the Board determines.  The Committee or the board may in its sole discretion, accelerate the date on which any Award may be exercised.  Each outstanding Award granted under the Plan many become immediately fully exercisable in the event of certain transactions, including certain changes in control of the Company, certain mergers and reorganizations, and certain dispositions of substantially by the Company’s assets.

Unless otherwise provided in the Award agreement, the unexercised portion of any Award granted under the Plan shall automatically be terminated (a) after the expiration of such period as determined by the Committee or the Board, but not less than 30 days or m ore than one year after the date on which the Awardee’s employment or services is terminated for any reason other than (i) “Cause” (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Awardee’s employment for Cause; or (c) such period as determined by the Committee or the Board, but not less than 30 days nor more than one year after the date on which the Awardee’s employment is terminated by reason of mental or physical disability or death.  In each case, termination of the Award may not occur later than expiration of the Award in accordance with its terms.

To prevent dilution of the rights of a holder of an Award, the Plan provides for appropriate adjustment of the number of shares for which Awards may be granted, the number of shares subject to outstanding Awards and the exercise price of standing Awards, in the event of any increase or decrease in the number of issued and outstanding shares of the Company’s capital stock resulting from a stock dividend, a recapitalization or other capital adjustment of the Company.  The Committee or the Board has discretion to make appropriate anti-dilution adjustments to outstanding Awards in the event of a merger, consolidation or other reorganization of the company or a sale or other disposition of substantially all of the Company’s assets.

The Committee or the Board may amend, suspend or terminate the Plan or any Award at any time, provided that such amendment shall be subject to the approval of the Company’s Shareholders if such shareholder approval is required by any federal or state law or regulation (including without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted.  In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Awardee, pursuant to any Award previously granted, without the consent of the Awardee.

EXECUTIVE COMPENSATION

The following information is provided pursuant to Item 8 of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Summary Compensation Table

The following table shows the compensation of the Company’s Chief Executive Officer and each executive officer whose total cash compensation exceeded $100,000 for the three fiscal years ended September 30, 2011.

				Stock
Name and Principal Position	Year	Salary	Bonus	Awards	Total

Adam Adler	2011	$105,760	$-	$-	$105,760
Director, CEO and Acting CFO	2010	N/A	N/A	N/A	N/A
since April 14, 2011 (1)	2009	N/A	N/A	N/A	N/A

Brian Tuffin	2011	$105,760	$-	$-	$105,760
Director, President and COO	2010	N/A	N/A	N/A	N/A
since April 14, 2011 (2)	2009	N/A	N/A	N/A	N/A

Aitan Zacharin	2011	$118,140	$-	$144,000	$262,140
Director, Chief Marketing Officer	2010	N/A	N/A	N/A	N/A
and Chief Information Officer	2009	N/A	N/A	N/A	N/A
since March 25, 2011

M.E. "Hank" Durschlag	2011	$47,000	$-	$-	$47,000
Director, President, CEO and	2010	12,000	-	-	12,000
Acting CFO from March 30, 2007	2009	16,227	-	-	16,227
until April 14, 2011
______________
(1)	On November 28, 2011, Mr. Adler resigned as CEO and Acting CFO. He subsequently accepted the position of Chief Business Development Officer of the Company.
(2)	Mr. Tuffin was appointed CEO and acting CFO of the Company on November 28, 2011.

There is no immediate family relationship between or among the current directors and executive officers of the company.

Required columns for option awards, non-entity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings and all other compensation are omitted from the table above as the amounts are all zero.

Employment and Consulting Agreements

On March 25, 2011, the Company entered into an employment agreement with Aitan Zacharin (the “Zacharin Employment Agreement”) pursuant to which Mr. Zacharin became the Chief Marketing Officer and Chief Information Officer of the Company.  The term of the Zacharin Employment Agreement is on an “at-will” basis.  Mr. Zacharin receives a base salary of Eighteen Thousand Dollars ($18,000) per month, subject to the Company having sufficient funds, and received a sign-on bonus of 6,400,000 shares of our common stock on the date of execution of the Zacharin Employment Agreement.  Mr. Zacharin may also be entitled to receive a discretionary performance bonus based upon the sales and profitability of the Company payable in cash or equity, in the sole and absolute discretion of the board of directors.

On April 14, 2011, the Company entered into an employment agreement with Adam Adler (the “Adler Employment Agreement”) pursuant to which Mr. Adler became the Chief Executive Officer of the Company.  The term of the Adler Employment Agreement is on an “at-will” basis.  Mr. Adler receives a base salary of Eighteen Thousand Dollars ($18,000) per month, subject to the Company having sufficient funds, and a monthly car allowance of $1,000.  Mr. Adler may also be entitled to receive a discretionary performance bonus based upon the sales and profitability of the Company payable in cash or equity, in the sole and absolute discretion of the board of directors.  On November 28, 2011, Mr. Adler resigned as Chief Executive Officer of the Company and subsequently accepted the position of Chief Business Development Officer of the Company. His employment agreement remains in effect.

On April 14, 2011 the Company entered into an employment agreement with Brian Tuffin (the “”Tuffin Employment Agreement”) pursuant to which Mr. Tuffin became the President and Chief Operating Officer of the Company.  The term of the Tuffin Employment Agreement is on an “at-will” basis.  Mr. Tuffin receives a base salary of Eighteen Thousand Dollars ($18,000) per month, subject to the Company having sufficient funds, and a monthly car allowance of $1,000.  Mr. Tuffin may also be entitled to receive a discretionary performance bonus based upon the sales and profitability of the Company payable in cash or equity, in the sole and absolute discretion of the board of directors.  Mr. Tuffin was appointed Chief Executive Officer of the Company on November 28, 2011.

On November 28, 2011, Robin Hanan, who has served as a consultant to the Company since April 2011, was appointed to the offices of President and Chief Operating Officer. We are presently party to a consulting services agreement (the “Consulting Agreement”) with Executive Leadership Intelligence, Inc ("ELI"), a consulting firm wholly-owned by Mr. Hanan. The Consulting Agreement has an initial term through June 2012, renewing for successive one-year terms unless earlier terminated as provided therein. Pursuant to the Consulting Agreement, ELI receives a monthly retainer of $5,000 and reimbursement of out-of-pocket expenses and Mr. Hanan received 1,500,000 restricted shares of our common stock (the “Consulting Shares”), on June 28, 2011 (the “Consulting Agreement Effective Date”). 1,000,000 of the Consulting Shares are subject to forfeiture if prior to the first anniversary of the Consulting Agreement Effective Date, the Consulting Agreement is terminated either by ELI without Good Reason (as defined therein) or by the Company for Cause (as defined therein). In addition, 500,000 of the Consulting Shares are subject to forfeiture if prior to the eighteen (18) month anniversary of the Consulting Agreement Effective Date, the Consulting Agreement is terminated by ELI without Good Reason or by the Company for Cause. The Consulting Agreement contains confidentiality and non-solicitation provisions for ELI and a non-circumvention provision for the Company.  We anticipate that the Consulting Agreement will be replaced with an employment agreement to be negotiated between Mr. Hanan and us.

Compensation Committee Interlocks And Insider Participation

The Company has not yet established a compensation committee.  Accordingly, all compensation discussions are made by our board of directors as a whole.  Brian Tuffin, Adam Adler and Aitan Zacharin, our executive officers, are members of the board of directors.

Compensation of Directors Table

The table below summarizes all compensation paid to our directors for the fiscal year ended September 30, 2011.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards (#)	Option Awards (#)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Adam Adler	0	0	0	0	0	0	0

Brian Tuffin	0	0	0	0	0	0	0

Aitan Zacharin	0	6,400,000 1	0	0	0	0	0

Richard S. Hutchins, Ph.D.	0	0	500,000	0	0	0	0

David J. Berkoff, M.D.	0	0	500,000	0	0	0	0

M.E. “Hank” Durschlag 2	0	0	0	0	0	0	0

Erik Phillips 2	0	0	0	0	0	0	0
__________
(1)   Represents a sign-on bonus received by Mr. Zacharin upon execution of his employment agreement with the Company in March 2011.
(2)   Resigned as a director effective April 14, 2011.

Narrative Disclosure to the Director Compensation Table

Our non-employee directors will be compensated with options to purchase common stock or awards of common stock.  Currently, each non-employee director receives options to purchase 500,000 shares upon joining the board, which options vest in two (2) equal installments on the first and second anniversaries of their joining the board.  Each installment is exercisable for five (5) years form the date it vests.

EFFECTIVE DATE OF SHAREHOLDER ACTIONS

The amendments to our Articles of Incorporation will become effective upon filing of our Amended and Restated Articles of Incorporation in the form annexed as Exhibit A to this Information Statement with the Nevada Secretary of State, which will occur not sooner than twenty (20) calendar days after the mailing of this Information Statement to our shareholders.

The adoption of our Amended and Restated ByLaws and our 2011 Stock Incentive Plan will become effective without further action twenty (20) calendar days after the mailing of this Information Statement to our shareholders.

SHAREHOLDERS' RIGHTS

The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by the NGCL, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS' RIGHTS

The NGCL does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

*   *   *

EXHIBIT A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: wvvw.nvsos.gov	*09020 *

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.           Name of corporation:                  Double Eagle Holdings, Ltd.

2.           The articles have been amended as follows: (provide article numbers, if available):

The Articles have been amended and restated in their entirety.

3.           The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 47,376,417

Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)
Signature: (required)

x
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:   Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 8-31-11

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
DOUBLE EAGLE HOLDINGS, LTD.

Pursuant to the provisions of the Nevada Revised Statutes, Double Eagle Holdings, Ltd., a Nevada corporation (the “Corporation”) hereby amends and restates its Articles of Incorporation in its entirety as follows:

ARTICLE I.
CORPORATION NAME

The name of the Corporation is “Fuse Science, Inc.”

ARTICLE II.
ADDRESS

The Corporation’s mailing address and principal office is:
20900 NE 30th Avenue
Eighth Floor
Aventura, Florida 33180

ARTICLE III.
NATURE OF CORPORATE BUSINESS

The Corporation, through its officers, directors, employees and agents shall be authorized to engage in any activity or business permitted under the laws of the United States and the State of Nevada.

ARTICLE IV.
CAPITAL STOCK

The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is Four Hundred Ten Million (410,000,000), consisting of (i) Four Hundred Million (400,000,000) shares of common stock, par value $.001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares of preferred stock, par value $.001 per share (the “Preferred Stock”).

The designations and the preferences, limitations and relative rights of the Preferred Stock and the Common Stock of the Corporation are as follows:

A.	PROVISIONS RELATING TO THE PREFERRED STOCK:

1.      The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution providing for the issuance of such class or series adopted by the Board of Directors as hereinafter prescribed.

2.      Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, the determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock, and, with respect to each class or series of Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

a)           Whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

b)           The number of shares to constitute the class or series and the designations thereof;

c)           The preference and relative, participants optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any with respect to any class or series;

d)           Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

e)           Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds shall be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

f)           The dividend rate, if any, whether any such dividends are payable in cash, stock of the Corporation or other property, the conditions upon which and the times when any such dividends are payable, the preference to or the relation to the payment of the dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or non-cumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

g)           The preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of or upon any distribution of the assets of the Corporation;

h)           Whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price, ratio, or rate at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

i)            Such other special rights and protective provisions with respect to any class or series as the Board of Directors may deem advisable and in the best interests of the Corporation.

The shares of each class or series of Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects.  The Board of Directors may increase the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of Preferred Stock not designated for any other class or series.  The Board of Directors may decrease the number of shares of Preferred Stock designated for any class or series by a resolution, subtracting from such series unissued shares of Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.

B.	PROVISION RELATING TO THE COMMON STOCK:

1.      Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of Preferred Stock, as hereinabove provided, all rights to vote and all voting power shall be vested exclusively in the holders of Common Stock.

2.      Subject to the rights of the holders of the Preferred Stock, the holders of Common Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefore, dividends payable in cash, stock or otherwise.

3.      Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled (if any) or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock  in accordance with their respective rights and interest to the exclusion of the holders of the Preferred Stock.

C.	GENERAL PROVISIONS:

1.      Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of Preferred Stock, as hereinabove provided, cumulative voting by any shareholder is hereby expressly denied.

2.      No shareholder of this Corporation shall have, by reason of its holding shares of any class or series of stock of the Corporation, any preemptive or preferential rights to purchase or subscribe for any other shares of any class or series of this Corporation now or hereafter authorized and any other equity securities, or any notes, debentures, warrants, bonds or other securities convertible into or options or warrants to purchase shares of any class, now or hereafter authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities, would adversely affect the dividend or voting rights of such shareholder.

ARTICLE V.
REGISTERED AGENT AND OFFICE

The name of the registered agent of this Corporation in the State of Nevada is State Agent And Transfer Syndicate, Inc.  The street address of the Corporation’s registered office in the State of Nevada is 112 North Curry Street, Carson City, NV 89703.

ARTICLE VI.
SHAREHOLDERS

A.      ADVANCE NOTICE OF PROPOSED SHAREHOLDER BUSINESS.  For business not specified in a notice of meeting to be properly introduced by a shareholder at a meeting of shareholders, such shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.  A shareholder's notice must be delivered to or mailed as received by the Secretary of the Corporation, either by personal delivery or by United States mail, postage prepaid.  With respect to an annual meeting of shareholders, to be timely, notice must be received not less than 60, no more than 90 days prior to such meeting.  With respect to meetings of shareholders for which less than 70 days notice of the date of the meeting is given, to be timely, notice must be received no later than the close of business on the tenth day following the earlier of the day notice of the meeting was mailed, or the day public disclosure of the meeting was made.  A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class, series and number of shares of stock which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.  The chairman of the meeting may refuse to acknowledge any shareholder who attempts to introduce business without compliance with the foregoing procedure.

B.      SHAREHOLDER SPECIAL MEETINGS. Except as otherwise required by law, the Corporation shall not be required to hold a special meeting of shareholders of the Corporation unless (in addition to any other requirements of law) (i) requested in writing by the holders of not less than fifty percent (50%) of all the votes entitled to be cast on any issue proposed or to be considered at the proposed special meeting; (ii) called by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors; or (iii) called by the Chairman of the board or President of the Corporation or the Corporation's Chief Executive Officer.

C.      NO SHAREHOLDER ACTION WITHOUT A MEETING.  Any action required or permitted to be taken by the shareholders of the Corporation shall be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such holders.

D.      AMENDMENT.  Notwithstanding anything contained in these Articles of Incorporation to the contract, this Article VI shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.

ARTICLE VII.
BOARD OF DIRECTORS

A.      NUMBER OF DIRECTORS. The number of directors constituting the Corporation's Board of Directors shall not be less than three (3) nor more than fifteen (15), and the exact number of Directors shall be fixed from time to time in the manner provided in the Bylaws of the Corporation.

B.      TERM OF OFFICE. The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. The number of directors in each class shall be determined by the Board of Directors and shall consist of as nearly equal a number of directors as practicable.  The term of the Class I directors initially shall expire at the first annual meeting of shareholders held after the date these Amended and Restated Articles of Incorporation are filed with the Nevada Secretary of State (the “Effective Date”); the term of Class II directors initially shall expire at the second annual meeting of shareholders held after the Effective Date; and the term of Class III directors initially shall expire at the third annual meeting of shareholders held after the Effective Date.  In the case of each class, the directors shall serve until their respective successors are duly elected and qualified.  At each annual meeting of shareholders, directors of the respective class whose term expires shall be elected, and the directors chosen to succeed those whose terms shall have expired shall be elected to hold office for a term to expire at the third ensuing annual meeting of shareholders after their election, and until their respective successors are elected and qualified.

C.      VACANCIES. A director may resign at any time by giving written notice to the Corporation, the Board of Directors or the Chairman of the Board of Directors.  Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

D.      DIRECTOR NOMINATION(S).   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 9.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made whichever first occurs. Such shareholder’s notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the persons, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the, person, (iv) the consent of each nominee to serve as a director of the Corporation if so elected, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of shareholder, and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

E.      LIABILITY.  A director or officer of the corporation shall not be personally liable to this corporation or its shareholders for damages for breach of fiduciary duty as a director or officer, but this Article VII shall not eliminate or limit the liability of a director or officer for (I) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the unlawful payment of dividends.  Any repeal or modification of this Article VII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts and omissions prior to such repeal or modification.

F.      AMENDMENT.  Notwithstanding anything contained in these Articles of Incorporation to the contract, this Article VI shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.

ARTICLE VIII.
INDEMNIFICATION

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connections therewith.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  The expenses of officers and directors incurred in defending a civil or criminal action at both trial and appellate levels, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any Bylaw, agreement, vote of shareholders, provision of law, or otherwise, as well as their rights under this Article VIII.

Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE IX.
BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation or any part thereof.  Certain provisions of the Bylaws, as stated therein, may not be altered, amended or repealed except by the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.  Except for such provisions requiring a two-thirds vote to alter, amend or repeal, the Bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the Shareholders upon the affirmative vote of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.  Notwithstanding anything contained in these Amended and Restates Articles of Incorporation to the contrary, this Article IX shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.

ARTICLE X.
PERPETUITY OF CORPORATION

The Corporation shall exist perpetually unless sooner dissolved according to law.

ARTICLE XI.
AUTHORIZATION

These Amended and Restates Articles of Incorporation were duly adopted by the unanimous written consent of the Board of Directors and the written consent of holders of a majority of the issued and outstanding voting shares of the Corporation on October 26, 2011.

The execution of this document constitutes an affirmation under the penalties of perjury that the facts stated herein are true.

Dated as of ___________________________, 2011.

Brian Tuffin, Chief Executive Officer

EXHIBIT B

AMENDED AND RESTATED

BYLAWS

OF

DOUBLE EAGLE HOLDINGS, LTD.

ARTICLE ONE
OFFICES

Section 1. Principal Office. The principal office of Double Eagle Holdings, Ltd., a Nevada corporation (the "Corporation"), shall be located at such place determined by the Board of Directors of the Corporation (the "Board of Directors") in accordance with applicable law.

Section 2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO
MEETINGS OF SHAREHOLDERS

Section 1. Place of Annual Meeting. All annual meetings of shareholders shall be held at such place within or without the State of Nevada, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.  Special meetings of shareholders may be held at such place, within or without the State of Nevada, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Time of Annual Meeting. Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided, that there shall be an annual meeting held every calendar year at which the shareholders shall d transact such business as may properly be brought before the meeting.

Section 3. Special Meetings. Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of shareholders of the Corporation may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, (ii) the Chairman of the Board of Directors or President of the Corporation or the Corporation's Chief Executive Officer or (iii) the holders of at least fifty percent (50%) of the outstanding shares of capital stock of the Corporation.  Special meetings of shareholders may be held at such time and date, and at such place, within or without the State of Nevada, as shall be designated by the Board of Directors and set forth in the notice of meeting required pursuant to Section 4 of this Article.  Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 3 shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.  Only such business as is set forth in the notice of a special meeting may be transacted at such Special Meeting.

Section 4. Notice and Waiver of Notice. A written notice of each meeting of shareholders shall be given to each shareholder entitled to vote at the meeting, at the address as it appears on the stock transfer records of the Corporation, not less than ten nor more than 60 days before the date of the meeting, by or at the direction of the President, the Secretary or the officer or persons calling the meeting.

The notice so given shall state the date, time and place of meeting and, in the case of a special shareholders’ meeting, the purpose or purposes for which the meeting is called.

Shareholders may waive notice of any meeting before or after the date and time specified in the written notice of meeting. Any such waiver of notice must be in writing, be signed by the shareholder entitled to the notice and be delivered to the Corporation for inclusion in the appropriate corporate records. Neither the business to be transacted at, nor the purpose of, any shareholders’ meeting need be specified in any written waiver of notice.  Attendance of a person at a shareholders’ meeting shall constitute a waiver of notice of such meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting

Section 5. Quorum.  A majority of the shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for action on that matter at a meeting of shareholders. If a quorum is not present or represented at a meeting of shareholders, the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, may adjourn the meeting from time to time and to another place, without notice other than announcement at the meeting, until a quorum shall be present or represented.  Once a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 6. Voting. If a quorum is present, action on a matter, other than the election of directors, shall be approved if the votes cast by the shareholders represented at the meeting and entitled to vote on the subject matter favoring the action exceeds the votes east opposing the action, unless a greater number of affirmative votes or voting by classes is required by Nevada law or by the Articles of Incorporation.  Directors shall be elected by plurality vote in accordance with Article III, Section 4 of these Bylaws.  Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, unless otherwise provided under the Articles of Incorporation (or any resolution authorizing any class or series of Preferred Stock) or under the Nevada Corporations Code.

Section 7. Proxies. A shareholder entitled to vote at any meeting of shareholders or any adjournment thereof may vote in person or by proxy.  A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact.  An appointment of proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes.

Section 8. No Action Without a Meeting.  Any action required or permitted to be taken by the shareholders of the Corporation shall be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such holders.  Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 8 shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.

Section 9. Advance Notice of Proposed Business at Annual Meeting.  At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs.  A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

Notwithstanding anything in these Bylaws to the contrary, no business shall he conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 9; provided, however, that nothing in this Article II, Section 9, shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 9, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 9  shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

Section 10. Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at a shareholders’ meeting, to demand a special meeting, to act by written consent or to take any other action, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 70 days nor, in the case of a shareholders’ meeting, less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice or to vote at a shareholders’ meeting, then the record date for such shall be the close of business on the day before the first notice is delivered to shareholders.

ARTICLE THREE
DIRECTORS

Section 1. Powers; Qualification.  All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Nevada, shareholders of the Corporation or citizens of the United States.

Section 2. Number; Term; Election.  The number of directors constituting the Corporation's Board of Directors shall not be less than three (3) nor more than fifteen (15), and the exact number of Directors shall be fixed from time to time in the manner provided in the Bylaws of the Corporation.  The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. The number of directors in each class shall be determined by the Board of Directors and shall consist of as nearly equal a number of directors as practicable.  The term of the Class I directors initially shall expire at the first annual meeting of shareholders held after the date the Amended and Restated Articles of Incorporation are filed with the Nevada Secretary of State (the “Effective Date”); the term of Class II directors initially shall expire at the second annual meeting of shareholders held after the Effective Date; and the term of Class III directors initially shall expire at the third annual meeting of shareholders held after the Effective Date.  In the case of each class, the directors shall serve until their respective successors are duly elected and qualified.  At each annual meeting of shareholders, directors of the respective class whose term expires shall be elected, and the directors chosen to succeed those whose terms shall have expired shall be elected to hold office for a term to expire at the third ensuing annual meeting of shareholders after their election, and until their respective successors are elected and qualified.

Section 3. Resignation; Vacancies; Removal.  Whenever any vacancy on the Board of Directors shall occur due to death, resignation, retirement, disqualification, removal, increase in the number of directors, or otherwise, a majority of the remaining directors in office, although less than a quorum of the Board of Directors, may fill the vacancy for the balance of the unexpired term, at which time a successor or successors shall be duly elected by the shareholders and qualified.  Notwithstanding the provisions of any other Article hereof, only the remaining directors of the Corporation shall have the authority, in accordance with the procedure stated herein, to fill any vacancy that arises on the Board of Directors.  A director may be removed from office prior to the expiration of his or her term: (i) only for cause; and (ii) only upon the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote for the election of directors.

Section 4. Meetings.  Regular and special meetings of the Board of Directors shall be held at the principal place of business of the Corporation or at any other place, within or without the State of Nevada, designated by the person or persons entitled to give notice of or otherwise call the meeting. Meetings of the Board of Directors may be called by the Chairman of the Board of Directors or President of the Corporation or the Corporation's Chief Executive Officer or by any two directors. Members of the Board of Directors (and any committee of the Board of Directors) may participate in a meeting of the Board of Directors (or any committee of the Board of Directors) by means of a conference telephone or similar communications equipment through which all persons participating may simultaneously hear each other during the meeting; participation by these means constitutes presence in person at the meeting.

Section 5. Notice of Meetings.  Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting, so long as the date, time and place of such meetings are fixed generally by the Board of Directors. Special meetings of the Board of Directors must be preceded by at least two days’ written notice of the date, time and place of the meeting. The notice need not describe either the business to be transacted at or the purpose of the special meeting.

Section 6. Waiver of Notice. Notice of a meeting of the Board of Directors need not be given to a director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of that meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened. The waiver of notice need not describe either the business to be transacted at or the purpose of the special meeting.

Section 7. Quorum and Required Vote.  A majority of the number of directors fixed by or in accordance with these Bylaws shall constitute a quorum for the transaction of business at any meeting of directors.  If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present shall be the act of the Board of Directors.  A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) the director objects at the beginning of the meeting (or promptly upon his arrival) to the holding of the meeting or transacting specified business at the meeting, or (ii) the director votes against or abstains from the action taken.

Section 8. Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors (or a committee of the board) may be taken without a meeting if the action is taken by the written consent of all members of the Board of Directors (or of the committee of the Board of Directors).  The action must be evidenced by one or more written consents describing the action to be taken and signed by each director (or committee member), which consent(s) shall be filed in the minutes of the proceedings of the Board of Directors.  The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.

Section 9. Shareholder Nominations for Director Candidates.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section 9.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made whichever first occurs. Such shareholder’s notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the persons, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the, person, (iv) the consent of each nominee to serve as a director of the Corporation if so elected, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of shareholder, and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Section 10. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee, a compensation committee, an audit committee and one or more other committees each of which must have at least two members and, to the extend provided in the designating resolution, shall have and may exercise all the authority of the Board of Directors, except such authority as may be reserved to the Board of Directors under Nevada law.

Executive Committee. The Board of Directors by resolution may designate one or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and may exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the Board of Directors is required by statute.

Other Committees. The Board of Directors may by resolution create other committees for such terms and with such powers and duties as the Board of Directors shall deem appropriate.

Organization of Committees. The chairman of all committees of the Board of Directors shall be chosen by the members thereof.  Each committee shall elect a secretary, who shall be either a member of the committee or the secretary of the Corporation.  The chairman of each committee shall preside at all meetings of such committee.

Meetings. Regular meetings of each committee may be held without the giving of notice if a day of the week, a time, and a place shall have been established by the committee for such meetings.  Special meetings (and, if the requirements of the preceding sentence have not been met, regular meetings) shall be called as provided in Section 4 with respect to notices of special meetings of the Board of Directors.

Quorum and Manner of Acting. A majority of the members of each committee shall be present either in person or by telephone, radio, television, or similar means of communication through which all persons participating may simultaneously hear each other at all times, at each meeting of such committee in order to constitute a quorum for the transaction of business. The act of a majority of the members so present at a meeting at which a quorum is present shall be the act of such committee.  The members of each committee shall act only as a committee, and shall have no power or authority, as such, by virtue of their membership on the committee.

Record of Committee Action; Reports. Each committee shall maintain a record, which need not be in the form of complete minutes, of the action taken by it at each meeting, which record shall include the date, time and place of the meeting, the names of the members present and absent, the action considered, and the number of votes cast for and against the adoption of the action considered.  All action by each committee shall be reported to the Board of Directors at its meeting next succeeding such action, such report to be in sufficient detail as to enable the Board of Directors to be informed of the conduct of the Corporation’s business and affairs since the last meeting of the board.

Removal. Any member of any committee may be removed from such committee, either with or without cause, at any time by resolution adopted by a majority of the whole Board of Directors at any meeting of the board.

Vacancies. Any vacancy in any committee shall be filled by the Board of Directors in the manner prescribed by these Bylaws.

Section 11. Compensation of Directors.  Directors of the Corporation who also serve as officers or members of management (“Employee Directors”) shall serve as directors without compensation. Non- employee directors of the Corporation shall be entitled to receive such compensation and benefits as is from time to time determined by the Board of Directors.  The Employee Directors may be paid their expenses, if any, and the non-employee directors may he paid a fee and expenses, if any, of attendance at each meeting of the Board of Directors or of any committee.  No such payments shall preclude any director from serving in any other capacity and receiving compensation therefor.

Section 12. Amendments. Notwithstanding anything contained in these Bylaws to the contrary, this Article III shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote thereon

ARTICLE FOUR
OFFICERS

Section 1. Positions. The officers of the Corporation shall consist of a President, one or more Vice Presidents and Secretaries and a Treasurer and if elected by the Board of Directors by resolution, a Chairman.  Such other officers and assistant officers and agents as may be deemed necessary or desirable may be appointed by the Board of Directors.  Any two or more offices may be held by the same person.

Section 2. Resignation; Removal. An officer may resign at any time by delivering notice to the Corporation.  The resignation shall be effective upon receipt, unless the notice specifies a later effective date acceptable to the Board of Directors. If the resignation is effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date provided the Board of Directors provides that the successor officer does not take office until the future effective date.  The Board of Directors may remove any officer at any time with or without cause.

Section 3. Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors. The Chairman of the Board shall also serve as the chairman of any executive committee.

Section 4. Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business and affairs of the Corporation subject to the direction of the Board of Directors.  The Chief Executive Officer shall see to it that all orders and resolutions of the Board of Directors are carried into effect.  In the absence of the Chairman of the Board of Directors or in the event the Board of Directors shall not have designated a Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the Board of Directors and shareholders.

Section 5. President. The President shall have such powers and perform such duties as the Board of Directors shall from time to time designate. In the absence or disability of the Chief Executive Officer, the President shall have the powers and shall exercise the duties of the Chief Executive Officer.

Section 6. Vice President(s). Each Vice President, if any, shall have such powers and perform such duties as the Board of Directors shall from time to time designate. In the absence or disability of the President, a Vice President specifically designated by the vote of the Board of Directors shall have the powers and shall exercise the duties of the President.

Section 7. Chief Scientific Officer. The Chief Scientific Officer shall have such powers and perform such duties as the Board of Directors shall from time to time designate.

Section 8. Secretary. The Secretary shall have custody of and shall maintain all of the corporate records (except the financial records), shall record the minutes of all meetings of the shareholders and the Board of Directors, shall authenticate records of the Corporation, shall send all notices of meetings and shall perform such other duties as are prescribed by the Board of Directors or the President, under whose supervision he or she shall be.

Section 9. Treasurer. The Treasurer shall have custody of all corporate funds, securities and financial records, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render an account of all his transactions as treasurer and of the financial condition of the Corporation at regular meetings of the Board of Directors or when the Board of Directors so requests.  The Treasurer shall also perform such other duties as are prescribed by the Board of Directors.

Section 10. Assistant Secretary; Assistant Treasurer. Each Assistant Secretary and Assistant Treasurer, if any, shall be appointed by the Board of Directors and shall have such powers and shall perform such duties as shall be assigned to them by the Board of Directors.

Section 11. Compensation. The compensation of officers shall be fixed from time to time at the discretion of the Board of Directors.  The Board of Directors may enter into employment agreements with any officer of the Corporation.

ARTICLE FIVE
CERTIFICATES FOR SHARES

Section 1. Issue of Certificates.  Shares of the Corporation may, but need not, be represented by certificates.  Each shareholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may be prescribed from time to time by the Directors.  No certificate shall be issued for any share until the consideration therefore has been fully paid. The certificate shall be signed by the President and the Secretary of the Corporation, or any other officer so designated by the Board of Directors, but when a certificate is counter-signed by a transfer agent or a registrar, other than a Director, officer or employee of the Corporation, such signature may be a facsimile.  In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the time of its issue.

Section 2. Legends for Preferences and Restrictions on Transfer.  The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge.  Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer, and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions.  If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, or not registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER'S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED "

Section 3. Facsimile Signatures. Any and all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 5. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shams duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE SIX
GENERAL PROVISIONS

Section 1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, stock (including its own shares) or otherwise pursuant to law and subject to the provisions of the Articles of Incorporation.

Section 2. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

Section 3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 5. Seal. The Board of Directors may adopt a seal by resolution of the board. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6. Gender. All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE SEVEN
AMENDMENT OF BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or any part hereof. Certain provisions of these Bylaws, as stated herein, may not be altered, amended or repealed except by the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose. Except for such provisions requiring a two-thirds vote to alter, amend or repeal, these Bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the shareholders upon the affirmative vote of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose. Notwithstanding anything contained in these Bylaws to the contrary, this Article VII shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders’ meeting duly called for such purpose.

EXHIBIT C

DOUBLE EAGLE HOLDINGS, LTD.
2011 INCENTIVE STOCK PLAN

This Double Eagle Holdings, Ltd. 2011 Incentive Stock Plan (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

“Board” - The Board of Directors of the Company.

“Cause” - means:

(i)
A material breach committed by the Participant of the Participant’s service or fiduciary obligations to the Company (other than mental illness), which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach; or

(ii)
The Participant terminating his services with the Company other than for “Good Reason” (as such term is set forth in any employment, consulting, Grant or other agreement between the Company and the Participant); or

(iii)	The conviction of the Participant of a felony based upon a violent crime or a sexual crime involving baseness, vileness or depravity; or

(iv)	Substance abuse by the Participant in a manner which materially affects the performance of the Participant's obligations hereunder; or

(v)	Any act or omission of the Participant which is materially contrary to the business interests, representations or goodwill of the Company; or

(vi)	Such other definition as set forth in any employment, consulting, Grant or other agreement between the Company and the Participant, which agreement shall control.

“Change in Control” - Means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

(i)
The acquisition in one transaction by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing fifty-one percent (51%) or more of outstanding Stock of the Company; provided, however, that a Change in Control as defined in this clause (1) shall not be deemed to occur in connection with any acquisition by the Company, an employee benefit plan of the Company or any Person who immediately prior to the effective date of this Plan is a holder of Stock (a “Current Shareholder”) so long as such acquisition does not result in any Person other than the Company, such employee benefit plan or such Current Shareholder beneficially owning shares or securities representing fifty-one percent (51%) or more of the outstanding Stock; or

(ii)
On the date that, during any 12-month period, an election occurs of persons as directors of the Company that causes two-thirds or more of the Board to consist of persons other than (i) persons who, were members of the Board on the effective date of this Plan and (ii) persons who were nominated by the Board for election as members of the Board at a time when at least two-thirds of the Board consisted of persons who were members of the Board on the effective date of this Plan; provided, however, that any person nominated for election by the Board when at least two-thirds of the members of the Board are persons described in subclause (i) or (ii) and persons who were themselves previously nominated in accordance with this clause (2) shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in subclause (ii); or

(iii)
Closing of a reorganization, merger, consolidation or similar transaction of the Company (a “Reorganization Transaction”), in each case, unless, immediately following such Reorganization Transaction, more than fifty percent (50%) of, respectively, the outstanding shares of common stock (or similar equity security) of the corporation or other entity resulting from or surviving such Reorganization Transaction and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such Reorganization Transaction in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such Reorganization Transaction; or

(iv)
The Company Closing of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company to a corporation or other entity, unless, with respect to such corporation or other entity, immediately following such sale or other disposition more than 50% of, respectively, the outstanding shares of common stock (or similar equity security) of such corporation or other entity and the combined voting power of the securities of such corporation or other entity entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by the individuals and entities who were the respective beneficial owners of the outstanding Stock immediately prior to such sale or disposition in substantially the same proportions as their ownership of the outstanding Stock immediately prior to such sale or disposition.

“Code” - The Internal Revenue Code of 1986, as amended from time to time.

“Committee” - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board who are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934.

“Company” - Double Eagle Holdings, Ltd. and its subsidiaries including subsidiaries of subsidiaries.

“Disability” - Means, and a Participant shall be considered disabled if the Participant meets one of the following requirements:

(i)
The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or

(ii)
The Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant's employer; or

(iii)	Such other definition of Disability as provided in an employment, consulting, Grant or other agreement between the Company and the Participants, the provisions of which agreement shall control.

“Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices on the date of grant of the Option, or if listed on Nasdaq or a stock exchange, the closing price on Nasdaq or such exchange on such date of grant.

“Grant” - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination, or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

“Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

“Option” - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

“Participant” - A director, advisory board member, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

“Restricted Stock Award” – A grant made under the Plan in restricted stock.

“Restricted Stock Unit” - A Grant made under the Plan denominated in units of restricted stock.

“Securities Act” - The Securities Act of 1933, as amended from time to time.

“Stock” - Authorized and issued or unissued shares of common stock of the Company.

“Stock Award” - A Grant made under the Plan in restricted stock or denominated in units of restricted stock.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee.  Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the vesting date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration.  The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.  The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise.  Meetings shall be held at such times and places as shall be determined by the Committee.  A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.

3.	Eligibility.

General:  The persons who shall be eligible to receive Grants shall be directors, advisory board members, officers and employees of or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option.

Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

Nonstatutory Option:  The provisions of the foregoing Section 3 shall not apply to any Option designated as a “Nonstatutory Option” or is sets forth the intention of the parties that the Option be a Nonstatutory Option.

Stock Awards:  The provisions of this Section 3 shall not apply to any Stock Award under the Plan.

4.	Stock.

Authorized Stock:  Stock subject to Grants may be either unissued or reacquired Stock.

Number of Shares:  Subject to adjustment as provided in Sections 5 and 9 of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options or Stock Awards, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Twenty (20) Million (20,000,000) shares of Stock.  If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares.  Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan.  If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

Application of Funds:  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

No Obligation to Exercise:  The issuance of a Grant shall not impose any obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options.  Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in the form approved by the Board or Committee.  Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

Number of Shares:  Each Option shall state the number of shares to which it pertains.

Exercise Price:  Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

(iii)	In no event shall an Option’s exercise price be less than fair market value of the underlying Stock on the date of grant.

Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company.  Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
In shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
Through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board or the Committee, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid in such other form of consideration permitted by the Nevada corporations law as may be acceptable to the Board, or the Committee, including, without limitation, a promissory note or by means of a “cashless” exercise.

Term and Exercise of Options:  Any Option granted hereunder shall become exercisable over a period of no longer than five (5) years, or subject to such other conditions imposed by the Board or the Committee in its sole discretion, provided however, to the extent the righty to exercise any Option(s) pursuant to an agreement between the Company and a Participant is based upon an event.  In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option.  Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide.  During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein.  To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

Termination of Status as Employee, Director or Advisory Board Member or Consultants:  If the services of an employee, director, advisory board member or consultant are terminated, the Board may specify the period during which Options granted to such Participants may be exercised after termination of Optionee’s employment or services, which shall not be less than thirty (30) days nor more than one year after such termination, but in no event more than the remaining term of the Option.  Notwithstanding the foregoing, in the case of termination for “Cause,” the Option shall automatically terminate as of the termination of employment or services.  The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

Disability of Optionee: If an Optionee is disabled (within the meaning of this Plan) at the time of termination, the portion of such Optionee’s Option which was exercisable at the date of termination may be exercised in whole or in part, for such period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one year after such termination, but in no event more than the remaining term of the Option.  The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s Disability and not previously exercised by Optionee.

Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by Optionee.

Nontransferability of Option:  No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 6 of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided in this Section 5, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the exercise of such Option by Optionee.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in this Section 5.

Modification, Acceleration, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws.  Notwithstanding the provisions of this Section 5, however, no modification of an Option shall, (i) extend beyond its original term; and (ii) without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable.  Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed.  Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.  Notwithstanding the foregoing, the Company shall take all commercially reasonable efforts to ensure that the shares may be issuable upon exercise of an Option.

6.	Stock Awards.

Types of Grants.

Restricted Stock Awards.  Restricted Stock Awards may be granted to any eligible Participant selected by the Board or the Committee in such amounts and subject to such terms and conditions as determined by the Board or the Committee.  The Board or the Committee shall specify the purchase price, if any, to be paid by to the Company with respect to any Restricted Stock Award; provided, however, that value of the consideration shall not be less than the par value of Stock, unless otherwise permitted by applicable law.  All Restricted Stock Awards will be made pursuant to the execution of a Restricted Stock Award Agreement in the form approved by the Board or Committee.

Vesting of Restricted Stock Awards.  At the time of grant, the Board or the Committee shall specify the date(s) on which the Restricted Stock Award shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon duration of employment or directorship with the Company or any affiliate, one or more performance criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Board or the Committee.

Restricted Stock Units.  Restricted Stock Units may be granted to any eligible Participant selected by the Board or the Committee in such amounts and subject to such terms and conditions as determined by the Board or the Committee.  Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Board or the Committee in its sole discretion.  The Board or the Committee shall specify the purchase price, if any, to be paid by to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of Stock, unless otherwise permitted by applicable law.  All Restricted Stock Units will be made pursuant to the execution of a Restricted Stock Units Agreement in the form approved by the Board or Committee.

Vesting of Restricted Stock Units.  At the time of grant, the Board or the Committee shall specify the date(s) on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon duration of employment or directorship with the Company or any affiliate, one or more performance criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Board or the Committee.

Maturity and Payment.  At the time of grant, the Board or the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date(s) of the award and may be determined at the election of the Participant; provided that, except as otherwise determined by the Board or the Committee, set forth in any applicable Stock Award Agreement, and subject to compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the Restricted Stock Unit vests.  On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Board or the Committee, an amount in cash equal to the Fair Market Value of such shares on the maturity date or a combination of cash and Stock as determined by the Board or the Committee.

Payment upon Termination of Service.  An award of Restricted Stock Units shall only be payable while the Participant is an employee or member of the Board, as applicable; provided, however, that the Board or the Committee, in its sole and absolute discretion may provide (in a Stock Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a termination of service in certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified termination of service.

No Rights as a Shareholder.  Unless otherwise determined by the Board or the Committee, a Participant who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the shares represented by such Restricted Stock Units, unless and until the same are transferred to the Participant pursuant to the terms of this Plan and the Stock Award Agreement.

Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions.  When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock.” Further, with Board or Committee approval, Stock Awards may be deferred, either in the form of installments or a future lump sum distribution.  The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement.  Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6.  Dividends or dividend equivalent rights may be extended to and made part of any Stock Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

7.
Cancellation and Rescission of Grants.  Unless the Stock Award Agreement specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement, the Plan and with the following conditions:

(a)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company.  For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(b)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in a Company agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(c)
A Participant shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(d)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan.  Failure to comply with all of the provisions of this Section 7 prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded.  The Company shall notify the Participant in writing of any such rescission within two (2) years after such exercise, payment or delivery.  Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

Nonassignability.

(i)
Except pursuant to Section 5, no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 5  in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Stock Awards.

Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 7, all unexercised, deferred and unpaid Stock Awards shall be cancelled immediately, unless the Stock Award Agreement provides otherwise:

(i)
Retirement Under a Company Retirement Plan.  When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company.  When a Participant resigns from the Company or terminates providing its services to the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction.  Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be disabled, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (i) terminate restrictions in Grant Agreement; (ii) accelerate any or all installments and rights; and (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 7, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

8.
Change in Control. Unless otherwise provided in the applicable Grant Agreement, in the event of a Change in Control, one hundred percent (100%) of the vesting restrictions applicable to each Participant's Grant(s) shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options, i.e. to the extent that a Participant's Option(s) are unvested, one hundred percent (100%) of such unvested portion shall vest.

9.
Investment Intent.  All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder.  Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (A) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require.  If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

10.
Amendment, Modification, Suspension or Discontinuance of the Plan.  The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, outstanding as of the date thereof without the written consent of the Participant thereunder.  No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants.  In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

11.
Tax Withholding.  The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.  If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

12.
Availability of Information.  During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

13.
Notice.   Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

14.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

15.
Governing Law.  The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

16.
Effective and Termination Dates.  The Plan shall become effective on the date it is approved by the Board.  The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 10.

This 2011 Incentive Stock Plan was duly adopted and approved by the Board on the 26th day of October, 2011.